UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

Mind Medicine (MindMed) Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-40360	98-1582538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Suite 8500 New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 220-6633

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	MNMD	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On March 7, 2024, Mind Medicine (MindMed) Inc. (the “Company”) issued a press release announcing that the U.S. Food & Drug Administration has granted breakthrough designation to the Company’s MM120 (lysergide d-tartrate) program for the treatment of generalized anxiety disorder (“GAD”) and that the Company’s Phase 2b trial of MM120 in GAD met its key secondary endpoint, demonstrating statistically significant durability of effect through Week 12. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, or the Securities Act. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing with the U.S. Securities Exchange Commission, or the SEC, made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On March 7, 2024, the Company delivered written notice to Cantor Fitzgerald & Co. and Oppenheimer & Co. Inc. (the “Agents”) that it was suspending and terminating the prospectus, dated May 16, 2022 (the “ATM Prospectus”), relating to up to $100,000,000 of the Company’s common shares that may be issued and sold pursuant to the Controlled Equity OfferingSM Sales Agreement, dated as of May 3, 2022, by and between the Company and the Agents (the “Sales Agreement”). The Company will not make any sales of its common shares pursuant to the Sales Agreement, unless and until a new prospectus, prospectus supplement or registration statement is filed. Other than the termination of the ATM Prospectus, the Sales Agreement remains in full force and effect.

On March 7, 2024, the Company also posted an updated investor presentation on its website. A copy of the presentation is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release, dated March 7, 2024

99.2	Investor Presentation, dated March 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2024	Mind Medicine (MindMed) Inc.

	By:	/s/ Robert Barrow
	Name:	Robert Barrow
	Title:	Chief Executive Officer